UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2023

SILVERBOX CORP III

(Exact name of registrant as specified in its charter)

Delaware	001-41632	86-2754279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 S. Capital of Texas Highway Building 2, Suite 285 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 575-3637

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	SBXC.U	New York Stock Exchange LLC
Shares of Class A common stock included as part of the units	SBXC	New York Stock Exchange LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SBXC WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2023, the Registration Statement on Form S-1 (File No. 333-269713) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of SilverBox Corp III (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On February 27, 2023, the Company consummated the IPO of 13,800,000 units, including 1,800,000 issued pursuant to the exercise of the underwriters’ over-allotment option in full (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $138,000,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated February 27, 2023, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named in Schedule I thereto, which contains customary representations and warranties by the Company, conditions to closing and indemnification obligations of the Company and the underwriters;
•	a Private Placement Warrants Purchase Agreement, dated February 27, 2023, between the Company and SilverBox Sponsor III, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 4,260,000 private placement warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.50 per warrant (the “Private Placement Warrants”);
•	a Public Warrant Agreement, dated February 27, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Public Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Public Warrants; certain adjustment features of the terms of exercise; provisions relating to cashless exercise of the Public Warrants; provision for amendments to the Public Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;
•	a Private Warrant Agreement, dated February 27, 2023, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Private Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Private Placement Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Private Placement Warrants; provision for amendments to the Private Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;
•	an Investment Management Trust Agreement, dated February 27, 2023, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;
•	a Registration Rights Agreement, dated February 27, 2023, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the Company securities they hold;
•	a Letter Agreement, dated February 27, 2023, among the Company, the Sponsor and each of the directors and officers of the Company, pursuant to which the Sponsor and each of the directors and officers of the Company have agreed to vote any shares of Class A Common Stock held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months (or 21 months if the time to complete an initial business combination is extended as described in the Registration Statement) or such longer period as is approved by the Company’s stockholders; to certain transfer restrictions with respect to the Company’s securities; and, as to the Sponsor, certain indemnification obligations;
•	an Administrative Services Agreement, dated February 27, 2023, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $25,000 per month until the earlier of the Company’s initial business combination or liquidation; and

•	Indemnification Agreements, each dated February 27, 2023, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company, a form of which is filed with this Form 8-K hereto as Exhibit 10.6.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 4.1, 4.2, 10.2, 10.3, 10.4, 10.5, and 10.6 respectively.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 4,260,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating gross proceeds of $6,390,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are identical to the Public Warrants, except that, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios, (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination and (iv) will be entitled to registration rights.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2023, in connection with the IPO, Katie O’Reilly, Juan I. Creixell, Richard A. Gadbois, and Daniel E. Esters (the “New Directors” and, collectively with Stephen Kadenacy, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective February 27, 2023, each of Juan I. Creixell, Katie O’Reilly and Richard A. Gadbois was also appointed to the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, with Juan I. Creixell serving as chair of the Audit Committee, and Katie O’Reilly serving as chair of the Nominating and Corporate Governance Committee and Compensation Committee.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Certificate of Incorporation.

On February 27, 2023, the Company’s Amended and Restated Certificate of Incorporation became effective. The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 8.01 Other Events.

A total of $139,380,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of $4,830,000) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of this offering (or 21 months if the time to complete an initial business combination is extended as described in the Registration Statement) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of this offering (or 21 months if the time to complete an initial business combination is extended as described in the Registration Statement), subject to applicable law.

On February 27, 2023 the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 2, 2023, the Company issued a press release announcing the closing of the IPO, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated February 27, 2023, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters
3.1	Amended and Restated Certificate of Incorporation
4.1	Public Warrant Agreement, dated February 27, 2023, between Continental Stock Transfer & Trust Company and the Company
4.2	Private Warrant Agreement, dated February 27, 2023, between Continental Stock Transfer & Trust Company and the Company
10.1	Private Placement Warrants Purchase Agreement, dated February 27, 2023, between the Company and SilverBox Corp III
10.2	Investment Management Trust Account Agreement, dated February 27, 2023, between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Stockholder Rights Agreement, dated February 27, 2023, among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto
10.4	Letter Agreement, dated February 27, 2023, among the Company, the Sponsor, certain investors in the Sponsor and each of the initial stockholders, directors and officers of the Company
10.5	Administrative Services Agreement, dated February 27, 2023, by and between the Company and the Sponsor
10.6	Form of Indemnification Agreement, dated February 27, 2023, between the Company and each of the officers and directors of the Company
99.1	Press Release, dated February 27, 2023
99.2	Press Release, dated March 2, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2023

SILVERBOX CORP III

By:	/s/ Stephen M. Kadenacy
Name:	Stephen M. Kadenacy
Title:	Chairman and Chief Executive Officer